UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2015

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Curtis E. DeWalt as Senior Vice President, Chief Financial Officer

On January 21, 2015, Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”) notified Mr. DeWalt that Autobytel had elected to terminate his employment as Autobytel’s Senior Vice President, Chief Financial Officer.  Such termination will be effective as of March 31, 2015 (“Termination Effective Date”) and will be without cause.

In connection with the termination of Mr. DeWalt’s employment and as contemplated by his Amended and Restated Severance Agreement dated as of September 29, 2008, as amended as of October 19, 2012 (collectively the “Severance Benefits Agreement”), Mr. DeWalt will be entitled to the severance benefits described in the Severance Benefits Agreement, including (i) a lump sum payment equal to Mr. DeWalt’s current annual base salary of $290,000.00; (ii) continuation of Autobytel medical, dental, vision, life and disability insurance benefits for Mr. DeWalt and his eligible dependents (at the time of termination) for twelve months; and (iii) outplacement services for twelve months.  The vesting of any stock options granted to Mr. DeWalt that remain unvested as of the Termination Effective Date will immediately vest as of the Termination Effective Date.  All payments to Mr. DeWalt under the Severance Benefits Agreement are subject to withholding of applicable taxes.

Receipt of the foregoing severance benefits is conditioned upon (i) Mr. DeWalt’s execution and delivery to Autobytel, without revocation, of a Separation Agreement and Release Agreement substantially in the form of the Separation Agreement and Release attached as Exhibit A to the Severance Benefits Agreement (“Separation and Release Agreement”); and (ii) his resignation as an officer of the Company and as an officer and director of all subsidiaries of the Company effective as of the Termination Effective Date.  Among other things, the Separation and Release Agreement provides for a general release by Mr. DeWalt of any and all claims against the Company.  The Separation and Release Agreement may be executed by Mr. DeWalt at any time within the twenty-one (21) day period commencing on the Termination Effective Date and is subject to a seven (7) day revocation period after Mr. DeWalt executes the Separation and Release Agreement, during which period Mr. DeWalt may revoke the Separation and Release Agreement.  If Mr. DeWalt does not execute the Separation and Release Agreement or executes the Separation and Release Agreement and then revokes the Separation and Release Agreement during the seven (7) day period, or if Mr. DeWalt is terminated for Cause prior to April 1, 2015, he will no longer be entitled to the severance benefits provided by the Severance Benefits Agreement or to accelerated vesting of his unvested stock options.

The foregoing descriptions of the Severance Benefits Agreement and Separation and Release Agreement are qualified in their entirety by reference to the full text of the Severance Benefits Agreement, which is incorporated herein by reference to (i) the Amended and Restated Severance Agreement dated as of September 29, 2008 filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2009 (SEC File No. 000-22239); and (ii) Amendment No. 1 to Amended and Restated Severance
Agreement dated October 19, 2012 filed as Exhibit 10.72 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761).

Subject to Mr. DeWalt (i) executing and delivering to the Company, and not revoking, the Separation and Release Agreement and (ii) his resignation as an officer of the Company and as an officer and director of all subsidiaries of the Company effective as of the Termination Effective Date, Mr. DeWalt and the Company will enter into a consulting services agreement (“Consulting Services Agreement”) pursuant to which Mr. DeWalt will provide transition services to the Company on a consulting basis commencing as of April 1, 2015 (“Consulting Services Commencement Date”).  The Consulting Services Agreement will be for a term of one (1) year commencing as of the Consulting Services Commencement Date and may be terminated (i) by Mr. DeWalt at any time upon thirty (30) days’ notice to the Company or (ii) by Mr. DeWalt or the Company upon thirty (30) days’ notice to the other party in the case of a material breach of the Consulting Services Agreement by the breaching party if such breach is not cured within the thirty (30)-day notice period.  Mr. DeWalt will be paid a monthly fee of $12,083.34 for his consulting services and is entitled to reimbursement for reasonable expenses.  As additional consulting consideration, the current ninety (90)-day post-employment termination exercise period for certain options to purchase the Company’s common stock awarded to Mr. DeWalt during his prior employment with the Company will not begin to run until ninety (90) days after the termination or expiration of the Consulting Services Agreement.

The foregoing description of the Consulting Services Agreement is qualified in its entirety by reference to the full text of the form of Consulting Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Kimberly S. Boren as Senior Vice President, Chief Financial Officer

By action taken as of January 21, 2015, Autobytel’s Board of Directors appointed Kimberly S. Boren, Autobytel’s current Senior Vice President, Business Analysis and Websites, to the position of Senior Vice President, Chief Financial Officer, to be effective April 1, 2015.  Ms. Boren, age 41, rejoined Autobytel as Senior Director of Financial Planning and Analysis in April 2010, was promoted to Vice President, Advertising Operations and Analytics in December 2010, to Senior Vice President of Advertising Operations and Analytics in December 2011, and to Senior Vice President, Business Analysis and Websites in February 2014.  Prior to rejoining Autobytel in April 2010, Ms. Boren held leadership roles at Experian in the Interactive Business Group, Honeywell in both the automotive and aerospace businesses, and Shepherd Packaging and Container.  From July 2007 to June 2009, Ms. Boren held various positions in the finance group at Autobytel.  Ms. Boren attended the University of California, Santa Barbara, where she received a B.A. Degree in Communications with a focus in Business Economics.  She later received a M.B.A. in Finance from the University of Southern California.

On January 21, 2015, the Compensation Committee of the Board of Directors of Autobytel, approved adjustments to the base annual salary for, and granted stock options to, Ms. Boren in connection with her promotion to the position of Senior Vice President, Chief Financial Officer.

Ms. Boren’s base annual salary is increased to $265,000, and she was granted 20,000 stock options to acquire shares of Autobytel common stock.

The stock options were granted under the Company’s 2014 Equity Incentive Plan, have an exercise price of $9.10 per share, the closing price for Autobytel’s common stock on The NASDAQ Capital Market on January 21, 2015, and will vest over a three (3)-year period, with one-third (1/3) vesting on the first anniversary of the date of grant and thereafter in equal one thirty-sixth (1/36) installments of the original number of shares subject to the option on each monthly anniversary of the date of grant for the following twenty-four (24) months.  The stock options expire seven (7) years from the date of grant.  The vesting of the stock options will accelerate (i) if Autobytel terminates Ms. Boren’s employment without cause (as defined in Ms. Boren’s Amended and Restated Severance Benefits Agreement dated February 25, 2011, as amended November 14, 2012  (which are incorporated by reference to Exhibit 10.74 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the Securities and Exchange Commission on March 1, 2012 (SEC File No. 001-34761); and  Exhibit 10.70 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761), respectively) (collectively the “Boren Severance Benefits Agreement ”)) or Ms. Boren resigns her employment for good reason (as defined in the Boren Severance Benefits Agreement); or (ii) upon a change of control of Autobytel (as defined in the Company’s 2014 Equity Incentive Plan).

Ms. Boren’s target annual incentive compensation percentage remains at 55% of her base annual salary.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1
Amended and Restated Severance Agreement dated as of September 29, 2008 between Autobytel Inc. and Curtis E. DeWalt, incorporated herein by reference to Exhibit 10.1 to Autobytel Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2009 (SEC File No. 000-22239)

10.2
Amendment No. 1 to Amended and Restated Severance Agreement dated October 19, 2012 between Autobytel Inc. and Curtis E. DeWalt, incorporated herein by reference to Exhibit 10.72 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761)

10.3*	Form of Consulting Services Agreement between Autobytel Inc. and Curtis E. DeWalt

10.4
Amended and Restated Severance Benefits Agreement dated February 25, 2011 between Autobytel Inc. and Kimberly Boren, incorporated herein by reference to Exhibit 10.74 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the Securities and Exchange Commission on March 1, 2012 (SEC File No. 001-34761)

10.5
Amendment No. 1 to Amended and Restated Severance Benefits Agreement dated November 14, 2012 between Autobytel Inc. and Kimberly Boren, incorporated herein by reference to Exhibit 10.70 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761)

99.1*	Press Release dated January 22, 2015

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2015
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document
10.1
Amended and Restated Severance Agreement dated as of September 29, 2008 between Autobytel Inc. and Curtis E. DeWalt, incorporated herein by reference to Exhibit 10.1 to Autobytel Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2009 (SEC File No. 000-22239)

10.2
Amendment No. 1 to Amended and Restated Severance Agreement dated October 19, 2012 between Autobytel Inc. and Curtis E. DeWalt, incorporated herein by reference to Exhibit 10.72 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761)

10.3*	Form of Consulting Services Agreement between Autobytel Inc. and Curtis E. DeWalt
10.4
Amended and Restated Severance Benefits Agreement dated February 25, 2011 between Autobytel Inc. and Kimberly Boren, incorporated herein by reference to Exhibit 10.74 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the Securities and Exchange Commission on March 1, 2012 (SEC File No. 001-34761

10.5
Amendment No. 1 to Amended and Restated Severance Benefits Agreement dated November 14, 2012 between Autobytel Inc. and Kimberly Boren, incorporated herein by reference to Exhibit 10.70 to Autobytel Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the Securities and Exchange Commission on February 28, 2013 (SEC File No. 001-34761)

99.1*	Press Release dated January 22, 2015

*  Filed herewith.